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Exhibit 99.1

                Certification of CEO and CFO Pursuant to
                         18 U.S.C. Section 1350,
                          As Adopted Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002


I, David R. Walton, the Chief Financial Officer and the Chief Executive Officer of Security Asset Capital Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ David R. Walton
-----------------------
David R. Walton
Chief Executive Officer
August 14, 2002


/s/ David R. Walton
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David R. Walton
Acting Chief Financial Officer
August 14, 2002